SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2021
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(832) 834-6992
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events
As previously disclosed, on February 5, 2021, Salarius Pharmaceuticals, Inc. (the “Company”) entered into an At the Market Offering Agreement (the “Sales Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Agent”), pursuant to which the Company may issue and sell, from time to time, shares of its common stock, par value $0.0001 (the “Common Stock”) depending on market demand, with the Agent acting as the sales agent or principal.
On July 2, 2021, the Company filed a prospectus supplement dated July 2, 2021 (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”) to register the offering and sale of Common Stock having an aggregate offering price of up to $25,000,000 (the “Shares”) through the Agent pursuant to the terms of the Sales Agreement. This Prospectus Supplement supersedes, and the Company has ceased the use of and the offering of Common Stock under, the prior prospectus supplement. The Company has previously sold 2,820,493 shares of Common Stock under the prior prospectus supplement for net proceeds of $6.3 million under the Sales Agreement. The Company will be required to file another prospectus supplement in the event it determines to offer more than $25,000,000 of shares in accordance with the terms of the Sales Agreement.
A copy of the legal opinion of Hogan Lovells US LLP regarding the legality of the issuance and sale of the Shares is filed as Exhibit 5.1 to this report and is incorporated by reference herein.
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any Shares, nor shall there be any offer, solicitation or sale of any Shares, in any jurisdiction in which it is unlawful to make the offer, solicitation or sale.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
5.01	Opinion of Hogan Lovells US LLP.
23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: July 2, 2021	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Chief Financial Officer